Filed electronically with the Securities and Exchange Commission on November 30, 2009

                                                               File No. 02-13628
                                                              File No. 811-00043

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 174                     |X|

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 124                            |X|


                              DWS INVESTMENT TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                    345 Park Avenue, New York, New York 10154
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (6l7) 295-1000
                                                           --------------

                   John Millette, Vice President and Secretary
                       One Beacon Street, Boston, MA 02108
                       -----------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

|__|     Immediately upon filing pursuant to paragraph (b)
| x  |   On December 1, 2009 pursuant to paragraph (b)
|__|     60 days after filing pursuant to paragraph (a)(1)
|__|     On _____________ pursuant to paragraph (a)(1)
|__|     75 days after filing pursuant to paragraph (a)(2)
|__|     On ____________________ pursuant to paragraph (a)(3) of Rule 485

         If appropriate, check the following box:
|__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

This post-effective amendment contains the prospectus relating to the following series of the registrant:

     o    DWS Large Company Growth Fund - Classes A, B, C, Institutional and S

This post-effective amendment is not intended to update or amend any other prospectuses or statements of additional information of the registrant's other series or classes.

[GRAPHIC APPEARS HERE]



PROSPECTUS

DECEMBER 1, 2009




DWS Large Company Growth Fund
CLASS/TICKER                   A   SGGAX    B   SGGBX    C   SGGCX    INST   SGGIX    S   SCQGX


(Class B closed as of March 1, 2010)



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS





DWS LARGE COMPANY GROWTH FUND
Investment Objective...........................  1
Fees and Expenses of the Fund..................  1
Principal Investment Strategy..................  2
Main Risks.....................................  2
Past Performance...............................  3
Management.....................................  3
Purchase and Sale of Fund Shares...............  3
Tax Information................................  4
Payments to Broker-Dealers and
Other Financial Intermediaries.................  4
FUND DETAILS
Other Policies and Risks.......................  5
Who Manages and Oversees the Fund..............  6
Management.....................................  6


INVESTING IN THE FUND
Choosing a Share Class.........................  8
Buying, Exchanging and Selling Shares.......... 12
How to Buy Shares.............................. 12
How to Exchange Shares......................... 13
How to Sell Shares............................. 14
Financial Intermediary Support Payments........ 14
Policies You Should Know About................. 15
Policies About Transactions.................... 15
How the Fund Calculates Share Price............ 19
Other Rights We Reserve........................ 19
Understanding Distributions and Taxes.......... 20
FINANCIAL HIGHLIGHTS........................... 22
APPENDIX....................................... 27



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YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS LARGE COMPANY GROWTH FUND




INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND



These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 8) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. 37).



SHAREHOLDER FEES (paid directly from your investment)


                                         A          B          C    INST      S
                             -------------  ---------  ---------  ------  -----
Maximum sales charge
(load) on purchases, as %
of offering price                  5.75       None       None     None    None
---------------------------        ----       --         --       ------  -----
Maximum contingent
deferred sales charge
(load), as % of redemption
proceeds                        None(1)         4.00       1.00   None    None
---------------------------     -------       ------     ------   ------  -----

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)




                                   A          B          C          INST            S
                           ---------  ---------  ---------  ------------  -----------
Management fee                 0.62       0.62       0.62        0.62          0.62
-------------------------      ----       ----       ----        ----          ----
Distribution/service
(12b-1) fees                   0.22       0.98       0.99       None         None
-------------------------      ----       ----       ----       -----        ------
Other expenses (includes
an administrative fee)         0.50       0.64       0.54        0.27          0.54
-------------------------      ----       ----       ----       -----        ------
TOTAL ANNUAL OPERATING
EXPENSES                       1.34       2.24       2.15        0.89          1.16
-------------------------      ----       ----       ----       -----        ------


(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 704     $ 627     $ 318     $  91     $ 118
--       -----     -----     -----     -----     -----
3          975     1,000       673       284       368
--       -----     -----     -----     -----     -----
5        1,267     1,400     1,154       493       638
--       -----     -----     -----     -----     -----
10       2,095     2,139     2,483     1,096     1,409
--       -----     -----     -----     -----     -----


You would pay the following expenses if you did not redeem your shares:




YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 704     $ 227     $ 218     $  91     $ 118
--       -----     -----     -----     -----     -----
3          975       700       673       284       368
--       -----     -----     -----     -----     -----
5        1,267     1,200     1,154       493       638
--       -----     -----     -----     -----     -----
10       2,095     2,139     2,483     1,096     1,409
--       -----     -----     -----     -----     -----


Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.



During the most recent fiscal year, the fund's portfolio turnover rate was 62% of the average value of its portfolio.




                                       1
PROSPECTUS December 1, 2009                      DWS Large Company Growth Fund

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in large US companies that are similar in size to the companies in the Russell 1000 Growth Index (generally the 1,000 largest publicly traded companies in the United States). The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. The fund may also invest up to 20% of its assets in stocks and other securities of companies not publicly traded in the United States. The fund expects to invest in a portfolio consisting of approximately 35 issuers, although this number can vary depending on market conditions.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to identify companies that it believes display above-average earnings growth compared to other companies and have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by portfolio management may change over time. Portfolio management may favor different types of securities from different industries and companies at different times.


Portfolio management will normally sell a stock when it believes the price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.


In particular, the fund may use futures and options and write covered call options.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.



STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.



GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


FOCUS RISK - LIMITED NUMBER OF SECURITIES. To the extent that the fund pursues a strategy of investing in a limited number of securities, it will have a relatively large exposure to the risks of each individual security, and may be more volatile than a fund that invests more broadly.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                       2
PROSPECTUS December 1, 2009                      DWS Large Company Growth Fund

More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For Class A, B and C shares, historical performance prior to class inception is based on the performance of the fund's original share class, Class S shares, adjusted to reflect the higher expenses and applicable sales charges of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)


These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.




[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]








  35.05       -19.26      -22.65      -29.86     24.99      4.49      8.18       7.22     12.70       -32.84
  1999        2000        2001       2002        2003       2004      2005      2006       2007      2008








Best Quarter: 28.07%, Q4 1999       Worst Quarter: -21.45%, Q4 2008
Year-to-Date as of 9/30/09: 16.73%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2008 expressed as a %)


These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Return after taxes on distributions with sales is higher than other returns for the one, five and ten year periods due to a capital loss upon redemption. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.





                                CLASS            1           5          10
RETURN                      INCEPTION         YEAR       YEARS       YEARS   SINCE INCEPTION
------------------------- -----------  -----------  ----------  ----------  ----------------
CLASS A before tax           8/1/99        -36.85       -3.11       -4.59             -
-------------------------  --------       -------      ------      ------             -
CLASS B before tax         12/29/00        -35.50       -2.88       -4.77             -
-------------------------  --------       -------      ------      ------             -
CLASS C before tax         12/29/00        -33.51       -2.70       -4.75             -
-------------------------  --------       -------      ------      ------             -
INST CLASS before tax      12/29/00        -32.69       -1.52          -           -5.55
-------------------------  --------       -------      ------      ------         ------
CLASS S before tax          5/15/91        -32.84       -1.71       -3.78             -
-------------------------  --------       -------      ------      ------         ------
  After tax on
  distributions()                          -32.85       -1.74       -3.89             -
  After tax on distribu-
  tions, with sale                         -21.32       -1.44       -3.11             -
------------------------- --------        -------      ------      ------         ------
RUSSELL 1000 GROWTH
INDEX                                      -38.44       -3.42       -4.27             -
------------------------- --------        -------      ------      ------         ------
Since INST Class
inception                                      -           -           -           -5.70
------------------------- --------        -------      ------      ------         ------


RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

OWEN FITZPATRICK, CFA. Managing Director of Deutsche Asset Management and Lead Manager of the fund. Joined the fund in 2009.


BRENDAN O'NEILL, CFA. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                             AUTOMATIC
                                  IRAS (AND UGMAS/          INVESTMENT
              NON-IRA           UTMAS FOR CLASS S)               PLANS
         ------------  ---------------------------  ------------------
A B C        1,000                  500                      500
-------      -----                  ---                      ---
INST     1,000,000                 N/A                      N/A
-------  ---------                 ----                     ----
S            2,500                1,000                    1,000
-------  ---------                -----                    -----


For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.



                                       3
PROSPECTUS December 1, 2009                      DWS Large Company Growth Fund

TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Institutional Class shares: (800) 730-1313
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends. Institutional Class shares are generally available only to qualified institutions. Class S shares are generally available only to existing Class S shareholders.




TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES


If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
PROSPECTUS December 1, 2009                      DWS Large Company Growth Fund

FUND DETAILS

OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:


o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy, as described herein.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.


o Certain DWS funds-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.

Additional risks listed below are in alphabetical order.



COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. Changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. The investments of the fund may be subject to foreign withholding taxes. The risks of foreign investing tend to be greater in emerging markets.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes (for example, many small company and foreign securities), for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on



                                       5
PROSPECTUS December 1, 2009                                       Fund Details
which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                   FEE PAID
-------------------------  ---------
DWS Large Company Growth
Fund                          0.62%
-------------------------     ----



The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total operating expenses at 1.42%, 2.17%, 2.17% and 1.17% for Classes A, B, C and S, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.



A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the shareholder report for the semi-annual period ended January 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



SUB-ADVISOR APPROVAL POLICY. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend to the Board the hiring and replacement of sub-advisors. Pursuant to a sub-advisor policy approved by the fund's Board and shareholders (Sub-Advisor Approval Policy), the Advisor, with the approval of the fund's Board, may hire sub-advisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any sub-advisor and allocate and reallocate the fund's assets among other sub-advisors or assume the management responsibilities itself. The Sub-Advisor Approval Policy would also permit the Advisor, subject to the approval of the Board, to materially amend an existing sub-advisory agreement without shareholder approval.


The fund and the Advisor have filed an exemptive application with the SEC and cannot implement the Sub-Advisor Approval Policy without the SEC first granting the relief requested in the application. There can be no assurance that the relief requested in the exemptive application will be granted by the SEC. The SEC also proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (1940 Act) in October 2003 to permit the appointment and termination of sub-advisors and amendments to sub-advisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal and there is no assurance that the rule will be adopted as proposed. The fund and the Advisor will be subject to the conditions imposed by the SEC (as part of any exemptive order or rule) whenever the Advisor acts under the Sub-Advisor Approval Policy, including any shareholder notice requirements.




MANAGEMENT


OWEN FITZPATRICK, CFA. Managing Director of Deutsche Asset Management and Lead Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2009.


o Prior to joining Deutsche Asset Management, he was Managing Director of Deutsche Bank Private Wealth Management and served as head of U.S. Equity Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the Equity Strategy Group.




                                       6
PROSPECTUS December 1, 2009                                       Fund Details

o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.

o  BA and MBA, Fordham University.

BRENDAN O'NEILL, CFA. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2007.

o  Joined Deutsche Asset Management in 2000.

o  Equity Research Analyst covering the financial services sector since 2001.

o  Previously served as a member of the Large Cap Core Equity team.

o  BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS December 1, 2009                                       Fund Details

INVESTING IN THE FUND

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o CLASS A, B AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.


o INSTITUTIONAL CLASS SHARES AND CLASS S SHARES are only available to particular investors or through certain programs, as described below.


The following pages tell you how to invest in the fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.



CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.



We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.


Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends.





 CLASSES AND FEATURES                 POINTS TO HELP YOU COMPARE
 CLASS A
 o Sales charge of up to 5.75%     o Some investors may be able to
   charged when you buy shares       reduce or eliminate their sales
                                     charge; see "Class A shares"
 o In most cases, no charge when
   you sell shares                 o Total annual expenses are
                                     lower than those for Class B or
 o Up to 0.25% annual share-         Class C
   holder servicing fee
                                   o Distributions are generally
                                     higher than Class B or Class C
 CLASS B
 o No sales charge when you buy    o The deferred sales charge rate
   shares.                           falls to zero after six years
 o Deferred sales charge           o Shares automatically convert to
   declining                         Class A after six years, which
   from 4.00%, charged when you      means lower annual expenses
   sell shares you bought within     going forward
   the last six years              o Distributions are generally
 o 0.75% annual distribution fee     lower than Class A
   and up to 0.25% annual share-
   holder servicing fee
 CLASS C
 o No sales charge when you buy    o The first year deferred sales
   shares                            charge rate is lower for Class C
                                     shares than Class B shares, but
 o Deferred sales charge of          your shares never automatically
   1.00%, charged when you sell      convert to Class A, so annual
   shares you bought within the      expenses remain higher than
   last year                         Class A
 o 0.75% annual distribution fee   o Distributions are generally
   and up to 0.25% annual share-     lower than Class A
   holder servicing fee            o Maximum investment of
                                     $500,000
 INSTITUTIONAL CLASS
 o No charges when you buy or      o Only available to certain institu-
   sell shares                       tional investors; typically
                                     $1,000,000 minimum initial
                                     investment
                                     o Distributions are generally
                                     higher than Class A, B and C,
                                     and may be higher than Class
                                     S, depending on relative
                                     expenses
 CLASS S
 o No charges when you buy or      o Limited availability, see "Eligibil-
   sell shares                       ity Requirements" under
                                     "Class S Shares"



CLASS A SHARES


Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.



                                       8
PROSPECTUS December 1, 2009                              Investing in the Fund

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



Class A shares have an up-front sales charge that varies with the amount you invest:



                               FRONT-END SALES       FRONT-END SALES
                                   CHARGE AS %   CHARGE AS % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)     NET INVESTMENT(2)
--------------------  ------------------------  --------------------
Under $50,000                  5.75%                     6.10%
--------------------           -----                     -----
$  50,000-$99,999              4.50                      4.71
-----------------              -----                     -----
$100,000-$249,999              3.50                      3.63
-----------------              -----                     -----
$250,000-$499,999              2.60                      2.67
-----------------              -----                     -----
$500,000-$999,999              2.00                      2.04
-----------------              -----                     -----
$1 million or more            see below              see below
--------------------  ------------------------  --------------------

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o you indicate your intent in writing to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (Letter of Intent)

o the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 (Cumulative Discount)

o you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.


IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).


Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


CLASS B SHARES

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.



                                       9
PROSPECTUS December 1, 2009                              Investing in the Fund

With Class B shares, you pay no up-front sales charge to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:



YEAR AFTER YOU BOUGHT SHARES          CDSC ON SHARES YOU SELL
-----------------------------  ------------------------------
First year                     4.00%
------------------------------ -----
Second or third year           3.00
------------------------------ -----
Fourth or fifth year           2.00
------------------------------ -----
Sixth year                     1.00
------------------------------ -----
Seventh year and later         None (automatic conversion to
------------------------------                      Class A)
                               ------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.



Effective March 1, 2010 (the "Effective Date"), Class B shares of the fund will be closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions in Class B shares of another fund). From and after the Effective Date, except as noted above, no new purchases of Class B shares will be allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan. The Effective Date is subject to change.


The closing of the Class B shares will not affect: (a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in the prospectus, subject to any applicable contingent deferred sales charge ("CDSC"); or (b) the automatic conversion of Class B shares to Class A shares six years after purchase. Class B shares held as of the Effective Date will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class A shares.


From and after the Effective Date, purchases by shareholders under Class B shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 will be automatically continued with Class A shares. Such shareholders will then be permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments ("DWS AIPs") and, (ii) provided they are identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-DWS AIP"). Shareholders with a non-DWS AIP should contact DWS Investments at (800) 621-1048 prior to the Effective Date to ensure that their account is identified as an AIP. For any AIP established after December 1, 2009, this privilege to purchase Class A shares without a sales charge will not apply and orders for Class B shares from such an AIP received on or after the Effective Date will not be accepted. For this reason, shareholders will not be permitted to establish DWS AIPs for Class B shares after December 1, 2009 and shareholders should not establish non-DWS AIPs for Class B shares after that date.


Additionally, from and after the Effective Date, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that are currently purchasing Class B shares instead will purchase Class A shares at net asset value, without a sales charge.



CLASS C SHARES

Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.


With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).



                                       10
PROSPECTUS December 1, 2009                              Investing in the Fund

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.


Class C shares have a CDSC, but only on shares you sell within one year of buying them:



YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                           1.00%
------------------------------       ----
Second year and later                None
------------------------------       ----

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


INSTITUTIONAL CLASS SHARES

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.



ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following:


o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.


o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM


The minimum initial investment is waived for:

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.


o Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

The fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.


CLASS S SHARES

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.



ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of DWS funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004.


o Existing shareholders of Class S shares of any DWS fund as of December 31, 2004, and household members residing at the same address.



                                       11
PROSPECTUS December 1, 2009                              Investing in the Fund

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

o Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS fund.

o Any participant who has owned Class S shares of any DWS fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS fund.

o Any participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS fund at any time, including after December 31, 2004.

o Officers, fund Board Members, and full-time employees and their family members, of the Advisor and its affiliates.

o Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

o Shareholders of Class S of DWS Emerging Markets Equity fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

The following additional investors may purchase Class S shares of DWS funds.

o Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).

o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.


DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.



BUYING, EXCHANGING AND SELLING SHARES


The following information applies to Class A, B, C, Institutional and S shares.



TO CONTACT DWS INVESTMENTS


BY PHONE


CLASS    NUMBER
-------  ---------------
A B C    (800) 621-1048
-------  ---------------
INST     (800) 730-1313
-------  ---------------
S        (800) 728-3337
-------  ---------------

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64121-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY SHARES


Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                                             AUTOMATIC
                                  IRAS (AND UGMAS/          INVESTMENT
              NON-IRA           UTMAS FOR CLASS S)               PLANS
         ------------  ---------------------------  ------------------
A B C        1,000                  500                      500
-------      -----                  ---                      ---
INST     1,000,000                 N/A                      N/A
-------  ---------                 ----                     ----
S            2,500                1,000                    1,000
-------  ---------                -----                    -----


For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.



                                       12
PROSPECTUS December 1, 2009                              Investing in the Fund

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL


To establish an account, simply complete the appropriate application and mail it to the address provided on the form (P.O. Box or expedited mail). With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.



Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions.


BY AUTOMATIC INVESTMENT PLAN

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. The fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.


OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.


BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.


ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).


BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


WIRE DETAILS


Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        DWS Investments
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- -------------------------------
Credit           (Fund name, Fund number and, if
---------------- applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.



HOW TO EXCHANGE SHARES


REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A B C   1,000 minimum into new non-IRA accounts per
-------
        fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
-------
        50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
-------
        fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you



                                       13
PROSPECTUS December 1, 2009                              Investing in the Fund
may also establish an Automatic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.

ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.



HOW TO SELL SHARES


REQUIREMENTS AND LIMITS


        SELLING SHARES ($)
        --------------------------------------------
A B C   Check redemption:
-------
        Up to 100,000, more than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
INST    Same as Classes A, B and C
------- --------------------------------------------
S       Same as Classes A, B and C
------- --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE


Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.


OTHER WAYS TO SELL SHARES


The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to send these withdrawals, different transaction maximums may apply.


BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct.


ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.


BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.



Some redemptions can only be ordered in writing with a signature guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.



BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.




FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through

                                       14
PROSPECTUS December 1, 2009                              Investing in the Fund
the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.



If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.




POLICIES ABOUT TRANSACTIONS


THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date




                                       15
PROSPECTUS December 1, 2009                              Investing in the Fund
of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.



We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in the fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR CLASS A, B AND C. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.


SUB-MINIMUM BALANCES FOR CLASS S. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund,



                                       16
PROSPECTUS December 1, 2009                              Investing in the Fund
through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.


The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.


In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.


TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by contacting DWS Investments (see phone number on the back cover).



Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.



                                       17
PROSPECTUS December 1, 2009                              Investing in the Fund

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.



SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed WHICH MAY DIFFER FROM THE SCHEDULE FOR THE FUND YOU ARE EXCHANGING OUT OF. Your shares will retain their original cost and purchase date.



There are certain cases in which you may be exempt from a CDSC. These include:



o The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist



o Withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account



o  Withdrawals related to certain retirement or benefit plans



o Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans



o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission



o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly


In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.



IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. The reinstatement feature will be modified on March 1, 2010, the date the Class B shares are closed to new purchases, to no longer permit shareholders who have sold their Class B shares to repurchase Class B shares as provided above.


There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.



AUTOMATIC EXCHANGES. Shareholders may automatically exchange fund shares for shares of the same class of another DWS fund. In order to establish an automatic exchange: (i) the amount ($50 minimum) to be exchanged must be specified; and (ii) the originating account must



                                       18
PROSPECTUS December 1, 2009                              Investing in the Fund
have a minimum account balance of $5,000. Automatic exchanges will be made automatically until the shareholder or the fund terminates the privilege.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.



MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."



HOW THE FUND CALCULATES SHARE PRICE



To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market -timing policies and procedures.")


TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason



                                       19
PROSPECTUS December 1, 2009                              Investing in the Fund

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.


THE FUND INTENDS TO PAY DIVIDENDS TO SHAREHOLDERS ANNUALLY IN DECEMBER, AND IF NECESSARY, THE FUND MAY DISTRIBUTE AT OTHER TIMES AS NEEDED.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.


For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:



 GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM THE FUND
o gains from the sale of  securi-  o gains from the sale of securi-
  ties held (or treated as held)     ties held by the fund for one
  by the fund for more than          year or less
  one year                         o all other taxable income
o qualified dividend income

 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund         o gains from selling fund
   shares held for more than         shares held for one year or
   one year                          less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.


Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



                                       20
PROSPECTUS December 1, 2009                              Investing in the Fund

For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.



For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.



YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.


If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.


CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       21
PROSPECTUS December 1, 2009                              Investing in the Fund

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).



DWS LARGE COMPANY GROWTH FUND - CLASS A




YEARS ENDED JULY 31,                                 2009          2008               2007               2006           2005
------------------------------------------------ ----------- ---------------- -------------------- ---------------- -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  27.91      $  28.04          $   24.47           $  24.36       $  21.54
------------------------------------------------  --------      --------          ---------           --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .06        (  .03)               .05 (d)         (  .07)           .05
------------------------------------------------  --------      --------          ---------           --------       --------
  Net realized and unrealized gain (loss)           ( 5.55)       (  .05)(e)           3.52                .25           2.77
------------------------------------------------  --------      --------          ---------           --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                  ( 5.49)       (  .08)              3.57                .18           2.82
------------------------------------------------  --------      --------          ---------           --------       --------
Less distributions from:
  Net investment income                                  -        (  .05)                 -             (  .07)             -
------------------------------------------------  --------      --------          ---------           --------       --------
Redemption fees                                        .00*          .00*               .00*               .00*           .00*
------------------------------------------------  --------      --------          ---------           --------       --------
NET ASSET VALUE, END OF PERIOD                    $  22.42      $  27.91          $   28.04           $  24.47       $  24.36
------------------------------------------------  --------      --------          ---------           --------       --------
Total Return (%)(b)                                 (19.67)       (  .30)(c)          14.59 (c,d)          .69 (c)      13.09
------------------------------------------------  --------      --------          ---------           --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  31            20                 20                 24             28
------------------------------------------------  --------      --------          ---------           --------       --------
Ratio of expenses before expense reductions (%)       1.34          1.38               1.30               1.37           1.27
------------------------------------------------  --------      --------          ---------           --------       --------
Ratio of expenses after expense reductions (%)        1.34          1.36               1.28               1.35           1.27
------------------------------------------------  --------      --------          ---------           --------       --------
Ratio of net investment income (loss) (%)              .24        (  .12)               .17 (d)         (  .26)           .22
------------------------------------------------  --------      --------          ---------           --------       --------
Portfolio turnover rate (%)                             62            43                 23                 16             20
------------------------------------------------  --------      --------          ---------           --------       --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
(e) The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.
*     Amount is less than $.005.

                                       22
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LARGE COMPANY GROWTH FUND - CLASS B




YEARS ENDED JULY 31,                                  2009           2008              2007            2006         2005
------------------------------------------------  -----------  ----------------  ----------------  -----------  -----------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  26.45       $  26.74          $  23.50        $  23.51     $  20.94
------------------------------------------------   --------       --------          --------        --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                    (  .08)        (  .23)           (  .13)(d)      (  .24)      (  .11)
------------------------------------------------   --------       --------          --------        --------     --------
  Net realized and unrealized gain (loss)            ( 5.28)        (  .06)(e)          3.37             .23         2.68
------------------------------------------------   --------       --------          --------        --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                   ( 5.36)        (  .29)             3.24          (  .01)        2.57
------------------------------------------------   --------       --------          --------        --------     --------
Redemption fees                                         .00*           .00*              .00*            .00*         .00*
------------------------------------------------   --------       --------          --------        --------     --------
NET ASSET VALUE, END OF PERIOD                     $  21.09       $  26.45          $  26.74        $  23.50     $  23.51
------------------------------------------------   --------       --------          --------        --------     --------
Total Return (%)(b,c)                                (20.26)        ( 1.08)            13.79 (d)      (  .04)       12.27
------------------------------------------------   --------       --------          --------        --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    2              2                 3               3            4
------------------------------------------------   --------       --------          --------        --------     --------
Ratio of expenses before expense reductions (%)        2.24           2.20              2.07            2.45         2.30
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of expenses after expense reductions (%)         2.10           2.14              2.01            2.11         2.05
-------------------------------------------------  --------       --------          --------        --------     --------
Ratio of net investment income (loss) (%)            (  .52)        (  .90)           (  .56)(d)      ( 1.02)      (  .56)
-------------------------------------------------  --------       --------          --------        --------     --------
Portfolio turnover rate (%)                              62             43                23              16           20
-------------------------------------------------  --------       --------          --------        --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.

(e) The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.

*     Amount is less than $.005.

                                       23
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LARGE COMPANY GROWTH FUND - CLASS C




YEARS ENDED JULY 31,                                    2009             2008
------------------------------------------------ ----------------- ----------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    26.48        $   26.76
------------------------------------------------    ----------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       (  .07)          (  .21)
------------------------------------------------    ----------        ---------
  Net realized and unrealized gain (loss)               ( 5.30)          (  .07)(e)
------------------------------------------------    ----------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 5.37)          (  .28)
------------------------------------------------    ----------        ---------
Redemption fees                                            .00*             .00*
------------------------------------------------    ----------        ---------
NET ASSET VALUE, END OF PERIOD                      $    21.11        $   26.48
------------------------------------------------    ----------        ---------
Total Return (%)(b)                                     (20.28)(c)       ( 1.05)
------------------------------------------------    ----------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       3                3
------------------------------------------------    ----------        ---------
Ratio of expenses before expense reductions (%)           2.15             2.09
------------------------------------------------    ----------        ---------
Ratio of expenses after expense reductions (%)            2.09             2.09
------------------------------------------------    ----------        ---------
Ratio of net investment income (loss) (%)               (  .51)          (  .85)
------------------------------------------------    ----------        ---------
Portfolio turnover rate (%)                                 62               43
------------------------------------------------    ----------        ---------



YEARS ENDED JULY 31,                                     2007               2006             2005
------------------------------------------------ -------------------- ---------------- ----------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    23.53          $   23.54        $   20.97
-------------------------------------------------    ----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        (  .14)(d)         (  .24)          (  .11)
-------------------------------------------------    ----------          ---------        ---------
  Net realized and unrealized gain (loss)                  3.37                .23             2.68
-------------------------------------------------    ----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                         3.23             (  .01)            2.57
-------------------------------------------------    ----------          ---------        ---------
Redemption fees                                             .00*               .00*             .00*
-------------------------------------------------    ----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $    26.76          $   23.53        $   23.54
-------------------------------------------------    ----------          ---------        ---------
Total Return (%)(b)                                       13.73 (c,d)       (  .04)(c)        12.26 (c)
-------------------------------------------------    ----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        3                  3                3
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses before expense reductions (%)            2.06               2.22             2.20
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses after expense reductions (%)             2.04               2.12             2.04
-------------------------------------------------    ----------          ---------        ---------
Ratio of net investment income (loss) (%)                (  .59)(d)         ( 1.03)          (  .55)
-------------------------------------------------    ----------          ---------        ---------
Portfolio turnover rate (%)                                  23                 16               20
-------------------------------------------------    ----------          ---------        ---------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.

(e) The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.

*     Amount is less than $.005.

                                       24
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LARGE COMPANY GROWTH FUND - INSTITUTIONAL CLASS




YEARS ENDED JULY 31,                                  2009           2008              2007              2006            2005
------------------------------------------------  -----------  ----------------  ----------------  ----------------  -----------
                                                    SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  28.62       $  28.73          $  24.96          $  24.86        $  21.88
------------------------------------------------   --------       --------          --------          --------        --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .15            .12               .16 (c)           .03             .15
------------------------------------------------   --------       --------          --------          --------        --------
  Net realized and unrealized gain (loss)            ( 5.70)        (  .04)(d)          3.61               .26            2.83
------------------------------------------------   --------       --------          --------          --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                   ( 5.55)           .08              3.77               .29            2.98
------------------------------------------------   --------       --------          --------          --------        --------
Less distributions from:
  Net investment income                              (  .08)        (  .19)                -            (  .19)              -
------------------------------------------------   --------       --------          --------          --------        --------
Redemption fees                                         .00*           .00*              .00*              .00*            .00*
------------------------------------------------   --------       --------          --------          --------        --------
NET ASSET VALUE, END OF PERIOD                     $  22.99       $  28.62          $  28.73          $  24.96        $  24.86
------------------------------------------------   --------       --------          --------          --------        --------
Total Return (%)                                     (19.34)           .19             15.10 (c)          1.12 (b)       13.62
------------------------------------------------   --------       --------          --------          --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   12             21                18                19              37
------------------------------------------------   --------       --------          --------          --------        --------
Ratio of expenses before expense reductions (%)         .89            .83               .83               .99             .84
-------------------------------------------------  --------       --------          --------          --------        --------
Ratio of expenses after expense reductions (%)          .89            .83               .83               .96             .84
-------------------------------------------------  --------       --------          --------          --------        --------
Ratio of net investment income (loss) (%)               .69            .41               .62 (c)           .13             .65
-------------------------------------------------  --------       --------          --------          --------        --------
Portfolio turnover rate (%)                              62             43                23                16              20
-------------------------------------------------  --------       --------          --------          --------        --------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.

(d) The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.

*     Amount is less than $.005.

                                       25
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LARGE COMPANY GROWTH FUND - CLASS S




YEARS ENDED JULY 31,                                 2009          2008
------------------------------------------------ ----------- ----------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   28.43     $   28.56
------------------------------------------------  ---------     ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .09           .05
------------------------------------------------  ---------     ---------
  Net realized and unrealized gain (loss)            ( 5.65)       (  .05)(d)
------------------------------------------------  ---------     ---------
  TOTAL FROM INVESTMENT OPERATIONS                   ( 5.56)            -
------------------------------------------------  ---------     ---------
Less distributions from:
  Net investment income                              (  .03)       (  .13)
------------------------------------------------  ---------     ---------
Redemption fees                                         .00*          .00*
------------------------------------------------  ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $   22.84     $   28.43
------------------------------------------------  ---------     ---------
Total Return (%)                                     (19.54)       (  .03)(b)
------------------------------------------------  ---------     ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  159           212
------------------------------------------------  ---------     ---------
Ratio of expenses before expense reductions (%)        1.16          1.09
------------------------------------------------  ---------     ---------
Ratio of expenses after expense reductions (%)         1.16          1.08
------------------------------------------------  ---------     ---------
Ratio of net investment income (loss) (%)               .42           .16
------------------------------------------------  ---------     ---------
Portfolio turnover rate (%)                              62            43
------------------------------------------------  ---------     ---------



YEARS ENDED JULY 31,                                     2007               2006             2005
------------------------------------------------ -------------------- ---------------- ----------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    24.86          $   24.73        $   21.81
-------------------------------------------------    ----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                           .11 (c)         (  .01)             .10
-------------------------------------------------    ----------          ---------        ---------
  Net realized and unrealized gain (loss)                  3.59                .26             2.82
-------------------------------------------------    ----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                         3.70                .25             2.92
-------------------------------------------------    ----------          ---------        ---------
Less distributions from:
  Net investment income                                       -             (  .12)               -
-------------------------------------------------    ----------          ---------        ---------
Redemption fees                                             .00*               .00*             .00*
-------------------------------------------------    ----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $    28.56          $   24.86        $   24.73
-------------------------------------------------    ----------          ---------        ---------
Total Return (%)                                          14.88 (b,c)          .94 (b)        13.39 (b)
-------------------------------------------------    ----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      255                270              349
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses before expense reductions (%)            1.04               1.21             1.10
-------------------------------------------------    ----------          ---------        ---------
Ratio of expenses after expense reductions (%)             1.02               1.11             1.06
-------------------------------------------------    ----------          ---------        ---------
Ratio of net investment income (loss) (%)                   .43 (c)         (  .02)             .43
-------------------------------------------------    ----------          ---------        ---------
Portfolio turnover rate (%)                                  23                 16               20
-------------------------------------------------    ----------          ---------        ---------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.

(d) The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.

*     Amount is less than $.005.

                                       26
PROSPECTUS December 1, 2009                               Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS LARGE COMPANY GROWTH FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.34%        -2.30%      $  9,769.96     $   703.61
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.34%         1.28%      $ 10,127.54     $   133.31
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.34%         4.98%      $ 10,498.20     $   138.19
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.34%         8.82%      $ 10,882.44     $   143.25
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.34%        12.81%      $ 11,280.73     $   148.49
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.34%        16.94%      $ 11,693.61     $   153.93
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.34%        21.22%      $ 12,121.60     $   159.56
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.34%        25.65%      $ 12,565.25     $   165.40
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.34%        30.25%      $ 13,025.13     $   171.46
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.34%        35.02%      $ 13,501.85     $   177.73
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,094.93
---                                                                  ----------


                                       27
PROSPECTUS December 1, 2009                                           Appendix

DWS LARGE COMPANY GROWTH FUND - CLASS B




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.24%         2.76%       $ 10,276.00    $   227.09
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.24%         5.60%       $ 10,559.62    $   233.36
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.24%         8.51%       $ 10,851.06    $   239.80
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.24%        11.51%       $ 11,150.55    $   246.42
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.24%        14.58%       $ 11,458.31    $   253.22
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.24%        17.75%       $ 11,774.56    $   260.21
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.34%        22.06%       $ 12,205.51    $   160.67
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.34%        26.52%       $ 12,652.23    $   166.55
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.34%        31.15%       $ 13,115.30    $   172.64
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.34%        35.95%       $ 13,595.32    $   178.96
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,138.92
---                                                                  ----------


DWS LARGE COMPANY GROWTH FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.15%         2.85%       $ 10,285.00    $   218.06
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.15%         5.78%       $ 10.578.12    $   224.28
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.15%         8.80%       $ 10,879.60    $   230.67
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.15%        11.90%       $ 11,189.67    $   237.24
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.15%        15.09%       $ 11.508.57    $   244.01
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.15%        18.37%       $ 11,836.57    $   250.96
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.15%        21.74%       $ 12,173.91    $   258.11
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.15%        25.21%       $ 12,520.87    $   265.47
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.15%        28.78%       $ 12,877.71    $   273.03
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.15%        32.45%       $ 13,244.73    $   280.82
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,482.65
---                                                                  ----------


                                       28
PROSPECTUS December 1, 2009                                           Appendix

DWS LARGE COMPANY GROWTH FUND - INSTITUTIONAL CLASS




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.89%         4.11%       $ 10,411.00    $    90.83
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.89%         8.39%       $ 10,838.89    $    94.56
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.89%        12.84%       $ 11,284.37    $    98.45
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.89%        17.48%       $ 11,748.16    $   102.49
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.89%        22.31%       $ 12,231.01    $   106.71
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.89%        27.34%       $ 12,733.70    $   111.09
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.89%        32.57%       $ 13,257.06    $   115.66
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.89%        38.02%       $ 13,801.92    $   120.41
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.89%        43.69%       $ 14,369.18    $   125.36
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.89%        49.60%       $ 14,959.75    $   130.51
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,096.07
---                                                                  ----------


DWS LARGE COMPANY GROWTH FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.16%         3.84%       $ 10,384.00    $   118.23
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.16%         7.83%       $ 10,782.75    $   122.77
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.16%        11.97%       $ 11,196.80    $   127.48
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.16%        16.27%       $ 11,626.76    $   132.38
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.16%        20.73%       $ 12,073.23    $   137.46
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.16%        25.37%       $ 12,536.84    $   142.74
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.16%        30.18%       $ 13,018.25    $   148.22
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.16%        35.18%       $ 13,518.16    $   153.91
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.16%        40.37%       $ 14,037.25    $   159.82
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.16%        45.76%       $ 14,576.28    $   165.96
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,408.97
---                                                                  ----------



                                       29
PROSPECTUS December 1, 2009                                           Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class A, B or C: (800) 621-1048
                  Institutional Class: (800) 730-1313
                  Class S: (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Investment Trust
                  DWS Large Company Growth Fund
                  811-00043



[GRAPHIC APPEARS HERE]






(12/01/09) DLCGF-1
[RECYCLE GRAPHIC APPEARS HERE]
                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                              DWS INVESTMENT TRUST


                          DWS Large Company Growth Fund




          CLASS/TICKER: A/SGGAX; B/SGGBX; C/SGGCX; INST/SGGIX; S/SCQGX



                                December 1, 2009

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus dated December 1, 2009, as amended from time to time, copies of which may be obtained without charge by calling (800) 621-1048 for Class A, B and C shares, (800) 730-1313 for Institutional Class shares or (800) 728-3337 for Class S shares, through the DWS Investments Web site at www.dws-investments.com, or from the firm from which this Statement of Additional Information was obtained, and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


Portions of the Annual Report to Shareholders of the Fund, dated July 31, 2009 are incorporated by reference, as specified herein, and are hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information ("SAI") is incorporated by reference into the Prospectus for each class of shares of the Fund noted above.


                                TABLE OF CONTENTS
                                                                      Page
                                                                      ----

INVESTMENT RESTRICTIONS.................................................1

INVESTMENT POLICIES AND TECHNIQUES......................................3
   Portfolio Holdings..................................................19

MANAGEMENT OF THE FUND.................................................20
   Investment Advisor..................................................20

FUND SERVICE PROVIDERS.................................................28
   Independent Registered Public Accounting Firm.......................36
   Legal Counsel.......................................................36
   Custodian...........................................................36
   Transfer Agent .....................................................36

PORTFOLIO TRANSACTIONS.................................................37

PURCHASE AND REDEMPTION OF SHARES......................................40

DIVIDENDS..............................................................57

TAXES..................................................................58

NET ASSET VALUE........................................................68

BOARD MEMBERS AND OFFICERS.............................................69

TRUST ORGANIZATION.....................................................81

PROXY VOTING GUIDELINES................................................82

FINANCIAL STATEMENTS...................................................82

ADDITIONAL INFORMATION.................................................83

APPENDIX A -- PROXY VOTING GUIDELINES..................................84


                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer, with certain exceptions.

As a matter of fundamental policy, the Fund will not:

(1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Trustees of DWS Investment Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. Nonfundamental policies may be changed by the Trustees of the Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, the Fund currently may not:

(a)      borrow money in an amount greater than 5% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(b) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(f) lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(g) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


The foregoing non-fundamental policies are in addition to policies otherwise stated in the prospectus or this SAI.


The Fund is restricted by the Securities and Exchange Commission's ("SEC" or "Commission") 15% limitation on investing in illiquid securities.



The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.


The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging, as applicable.


The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

Temporary Defensive Policy. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities ("Government Securities"), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, the Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which the Fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

DWS Large Company Growth Fund is a diversified series of DWS Investment Trust (the "Trust"). The Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. The Fund is a company of the type commonly known as a mutual fund. The Fund offers the following classes of shares: Class A, Class B, Class C, Institutional Class and Class S shares. Each class has its own important features and policies.

General Investment Objective and Policies

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor") in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance. The Fund may engage in certain practices not described herein.

It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein, and in the Fund's prospectus.


Asset Segregation. Certain investment transactions expose the Funds to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Funds engages in such transactions, the Funds will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Funds segregate sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Funds will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Funds.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Funds will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Funds will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Funds may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Funds.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Funds that may be at risk with respect to certain derivative transactions.


Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. The Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Cash Management Vehicles. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, amounts held to cover the Fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company" under
Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital appreciation, the Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company, which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by the Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.


Because investments in foreign securities will usually involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Derivatives" below.)


Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the Securities and Exchange Commission ("SEC"), which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating fund. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the fund will comply with its non-fundamental policy on borrowing. [OBJECT OMITTED]Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). The Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the "Code") and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.



Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered to be speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. The Fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

Derivatives

A Fund may use instruments referred to as "derivatives". Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a Fund to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

A Fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter ("OTC") put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a Fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Fund's prospectus.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A Fund may use derivatives (subject to certain limits imposed by the Fund's investment objective and policies, see "Investment Restrictions," and the Investment Company Act of 1940, as amended, or by the requirements for a Fund to qualify as a regulated investment company for tax purposes, see "Taxes") (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a Fund's unrealized gains in the value of its portfolio securities,
(iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a Fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for Funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.

A Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to the section entitled "Asset Segregation" for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a Fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a Fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a Fund's income. The sale of put options can also provide income and might be used to protect the Fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.


A Fund may write call options only if they are "covered." A written call option is covered if the Fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of the Fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if the Fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if the Fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines. (See "Asset Segregation"). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation ("OCC"). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that the Fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, the Fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move greater than or less than the price of the underlying security or instrument.

A Fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that the Fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, the Fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

Pursuant to a claim filed with the Commodity Futures Trading Commission ("CFTC") on behalf of the Fund, neither the registrant nor the Fund is deemed to be a "commodity pool operator" under the Commodity Exchange Act. Therefore, the Fund is not subject to registration and regulation under the Commodity Exchange Act. The Advisor is not deemed to be a "commodity pool operator" with respect to its services as investment advisor to the Fund.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

The Funds may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or to which the Funds expect to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, the Fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to the Fund because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a Fund's investments and its share price and yield. A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a Fund. A Fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a Fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.


Structured Notes. Structured notes are derivative instruments, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.


Commodity-Linked Derivatives. The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a Fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder, so that the Fund will not be considered a "commodity pool." Additionally, from time to time a Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts, rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. (the "Advisor" or "DIMA"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DIMA, with headquarters at 345 Park Avenue, New York, New York, 10154, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Advisor's duties are described in more detail below.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.


The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds, advised by the Advisor. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

The Board and the shareholders approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Fund. Effective June 1, 2006, pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its Prospectus and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

The Fund pays the Advisor an advisory fee at the annual rate of 0.615% for the first $1.5 billion of average daily net assets, 0.565% of the next $500 million of average daily net assets and 0.515% on net assets thereafter. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by the Fund for its last three fiscal years ending July 31 are shown in the table below.


Fund                                2009          2008            2007
----                                ----          ----            ----



DWS Large Company Growth Fund    $1,211,536    $1,758,983      $1,953,920

The Advisor has contractually agreed through September 30, 2010 to waive and/or reimburse fund expenses such that expenses for Class A, B, C and Class S shares do not exceed 1.42%, 2.17%, 2.17% and 1.17%, respectively. The agreement may be terminated by the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


From time to time, Deutsche Bank or an affiliate (collectively, "DB") may at its sole discretion invest its own assets in shares of the Fund ("proprietary investment") for such purposes it deems appropriate, including investments designed to assist in the management of the Fund's portfolio. Any proprietary investment may be hedged and, in that event, the return on the proprietary investment, net of the effect of the hedge, would be expected to differ from the return of the Fund. DB has no obligation to make any proprietary investments and the amount of any proprietary investment that is made may or may not be significant in comparison to the level of assets of the Fund. In the event that a proprietary investment is made, except as otherwise required under the Investment Company Act of 1940, DB would be permitted to redeem the investment at such time that it deems appropriate.



The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary - Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.


Variable Compensation - Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank equity, equity linked vehicle, and restricted cash. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the portfolio manager's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals earn a total compensation package that is highly competitive. As variable compensation increases, the percentage awarded in long-term incentives also increases. Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of Deutsche Bank policies and procedures.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.


The quantitative analysis of a portfolio manager's performance is given more weight in determining variable compensation than the qualitative portion.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.


                               Dollar Range of           Dollar Range of All DWS
Name of Portfolio Manager     Fund Shares Owned             Fund Shares Owned
-------------------------     -----------------             -----------------

Owen Fitzpatrick                     $0                   $100,001 - $500,000
Brendan O'Neil                $10,001 - $50,000            $50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                      Number of         Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager             Companies            Companies             Based Fee             Accounts
-------------------------             ---------            ---------             ---------             --------

Owen Fitzpatrick                          4              $3,780,854,019              0                    $0
Brendan O'Neil                            2              $2,308,392,282              0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Owen Fitzpatrick                          2                    $549,150              0                    $0
Brendan O'Neil                            0                          $0              0                    $0

Other Accounts Managed:

                                                                                    Number of
                                                                                 Other Accounts      Total Assets of
                                  Number of                                           with             Performance-
                                    Other              Total Assets of            Performance-          Based Fee
Name of Portfolio Manager          Accounts             Other Accounts              Based Fee            Accounts
-------------------------          --------             --------------              ---------            --------


Owen Fitzpatrick                         7                   $362,688,309               0                   $0
Brendan O'Neil                           7                   $362,688,309               0                   $0


In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund's Board.




Codes of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS


Administrator. The Fund has entered into an administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. The services provided by the Advisor are described in more detail below. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of the greater of 0.100% of the Fund's average daily net assets or $150,000.


Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


For the fiscal years ended July 31, 2007 and July 31, 2008, the Advisor received an administrative services fee of $317,710 and $286,013, respectively. For the fiscal year ended July 31, 2009, the Advisor received an administrative services fee of $196,998, of which $16,821 was unpaid as of July 31, 2009.


Pursuant to an agreement between the Administrator and State Street Bank and Trust Company, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.


Distributor

Classes A, B, C and Institutional Class Shares. Pursuant to the Underwriting and Distribution Services Agreements ("Distribution Agreement"), DWS Investments Distributors, Inc. ("DIDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and Institutional Class shares of the Fund, and acts as agent of the Fund in the continuous offering of its Shares. The Distribution Agreement will continue in effect from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by DIDI upon 60 days' written notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of Shares," DIDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. DIDI receives no compensation from the Fund as principal underwriter for Class A and Institutional Class shares. DIDI receives compensation from the Fund as principal underwriter for Class B or Class C shares.

Shareholder and administrative services are provided to the Fund on behalf of Class A, Class B and Class C shareholders, as applicable, under a Shareholder Services Agreement (the "Services Agreement") with DIDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DIDI upon 60 days' written notice. Termination with respect to the Class A, B, or C shares of the Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B, or C shares, respectively, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in the Fund. Typically, DIDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms. As indicated below, DIDI receives compensation from the Fund for its services under the Services Agreement.

Class S Shares. With respect to Class S shares, the Trust, on behalf of the Fund, has an underwriting agreement with DIDI ("Underwriting Agreement"). The Underwriting Agreement will remain in effect from year to year only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such Agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund.

Under the Underwriting Agreement, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of Class S shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by DIDI); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of Class S shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for Class S share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and DIDI.

Under the Underwriting Agreement, DIDI will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's Class S shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of Class S shares of the Fund to the public. DIDI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of Class S shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

DIDI currently offers Class S shares of the Fund on a continuous basis to investors in all states in which Class S shares of the Fund may from time to time be registered or where permitted by applicable law. The Underwriting Agreement provides that DIDI accepts orders for Class S shares at net asset value as no sales commission or load is charged to the investor. DIDI has made no firm commitment to acquire Class S shares of the Fund.

Rule 12b-1 Plans

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by DIDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the Fund on behalf of its Class A, B, and C shareholders under the Fund's Services Agreement with DIDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Although Institutional Class and Class S shares of the Fund do not have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement or Underwriting Agreement.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DIDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and Class C shares that are used by DIDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement and Rule 12b-1 Plans may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Fund. In connection with Class B shares, for example, if shares of the Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received. As a result, if DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

Distribution Services. For its services under the Distribution Agreement, DIDI receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DIDI receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. Effective January 1, 2006, DIDI no longer advances the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the Fund. DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Shareholder Services. For its services under the Services Agreement, DIDI receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A shares of the Fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of the Fund, commencing with the month after investment. With respect to Class B and (except as noted above) Class C Shares of the Fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DIDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Fund paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.




                                         12b-1 Compensation to Underwriter and Firms for
                                           the Twelve-Month Period Ended June 30, 2009
                                           -------------------------------------------

                                          12b-1          12b-1
                                      Distribution     Shareholder      12b-1 Compensation
                                          Fees        Services Fees        Paid to Firms
                                          ----        -------------        -------------
DWS Large                Class A             $0         $40,438             $39,059
Company Growth          Class B          $8,409          $2,966              $9,160
Fund                    Class C         $20,444          $7,436             $25,198



                                           Other Expenses Paid by Underwriter for the
                                            Twelve-Month Period Ended June 30, 2009
                                            ---------------------------------------

                                        Advertising,
                                           Sales,
                                        Literature
                                            and                                           Postage
                                        Promotional     Prospectus     Marketing and        and             Imputed
                                         Materials       Printing     Sales Expenses      Mailing           Interest
                                         ---------       --------     --------------      -------           --------

DWS Large                                $33,534           $1,571         $153,576           $637               $0
Company Growth                              $710              $31           $4,354            $16          $20,926
Fund                                      $4,133             $206          $18,176            $74               $0


The following table shows for Class A shares, the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI.

                                                                                                             Aggregate
                                                       Aggregate       Aggregate          Aggregate         Commissions
                                         Fiscal          Sales        Commissions    Commissions Paid to    Retained by
Fund                                      Year        Commissions    Paid to Firms     Affiliated Firms        DIDI
----                                      ----        -----------    -------------     ----------------        ----

DWS Large Company Growth Fund

Class A                                   2009         $12,000           $9,000                $0             $3,000
                                          2008         $13,000           $8,000            $1,000             $4,000
                                          2007         $20,000          $15,000            $1,000             $4,000


Certain trustees or officers of the Fund are also directors or officers of the Advisor or DIDI, as indicated under "Officers and Trustees."

Independent Registered Public Accounting Firm


The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, the Fund's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as legal counsel to the Fund and to the Independent Trustees.

Custodian


State Street Bank and Trust Company (the "Custodian"), Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, Massachusetts 02111, as custodian has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Fund's custodian fee was reduced by $11, $226 and $127, respectively for custody credits earned.

Transfer Agent

DWS Investments Service Company ("DISC" or the "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for all classes of the Fund. The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February 2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.


Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.


For the fiscal year ended July 31, 2007, the amount charged to the Fund by DISC and DWS Investments Service Corporation ("DWS-SSC") aggregated $602,349, of which $47,540 was waived. For the fiscal year ended July 31, 2008, the amount charged to the Fund by DISC aggregated $638,173, of which $44,130 was waived. For the fiscal year ended July 31, 2009, the amount charged to the Fund by DISC $438,682, of which $3,499 was waived and $80,155 was unpaid at July 31, 2009.


                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to its customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for the Fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, the Fund paid aggregate brokerage commissions of $150,508, $148,129 and $212,811, respectively.


The percentage of the Fund's commissions paid to affiliated brokers, the percentage of transactions involving commissions paid to affiliated brokers, the dollar amount of commissions paid to brokers for research services is set forth below for the fiscal year ended July 31, 2009:

                                           Percentage of          Percentage of           Dollar Amount of
                                         Commissions Paid     Transactions Involving    Commissions Paid to
                                           to Affiliated       Commissions Paid to          Brokers for
Name of Fund                                  Brokers           Affiliated Brokers       Research Services
------------                                  -------           ------------------       -----------------
DWS Large Company Growth Fund                   0%                      0%                     $0

The Fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2009, the Fund held the following securities of its regular broker dealers:

 Name of Issuer                                               Value of Holdings
 --------------                                               -----------------


 JP Morgan Chase & Co.                                        $1,994,000
 Charles Schwab & Co., Inc.                                   $1,344,000


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

A higher rate involves greater brokerage and transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

Portfolio turnover rates for the two most recent fiscal years are as follows:

Fund                                             2009                 2008
----                                             ----                 ----


DWS Large Company Growth Fund                    62%                  43%


                        PURCHASE AND REDEMPTION OF SHARES

General Information

Shares of the Fund are distributed by DIDI. General information on how to buy shares of the Fund is set forth in "Buying and Selling Fund Shares" in the Fund's Prospectus. The following supplements that information.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS Investments Service Company (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Focus list funds," "Extended list funds" or "Index funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;

o    The Fund's competitive performance;

o    The Fund's Morningstar rating;

o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;

o    Market size for the fund category;

o    The Fund's size, including sales and redemptions of the Fund's shares

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds on the Focus list and Extended list represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Focus list funds, less for Extended list funds and the lowest for Index funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the Focus list compensation category. As described above, the fund category assignments are reviewed periodically and are subject to change.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Focus list or Extended list funds over Index funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling (800) 621-1048 for Class A, B and C shares,
(800) 730-1313 for Institutional Class shares or (800) 728-3337 for Class S shares. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested. Fees generally charged to IRA accounts will be charged to accounts of Deutsche or DWS Investments employees and directors. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the fund prospectus.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the fund, or other funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the two compensation schedules up to the following amounts:

             Compensation Schedule #1: Retail Sales and DWS Flex Plan(1)
             -----------------------------------------------------------

Amount of Shares Sold                        As a Percentage of Net Asset Value
---------------------                        ----------------------------------

$1,000,000 but less than $3,000,000                         1.00%
$3,000,000 but less than $50,000,000                        0.50%
$50,000,000 and greater                                     0.25%

                  Compensation Schedule #2: DWS Retirement Plans(2)
                  -------------------------------------------------

Amount of Shares Sold                        As a Percentage of Net Asset Value
---------------------                        ----------------------------------

$3,000,000 and greater                                 0.00% - 0.50%

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale.

DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing


In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company


Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                  Sales Charge
                                                                  ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ----------------         --------------

Less than $50,000                                 5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                    4.50                  4.71                  4.00
$100,000 but less than $250,000                   3.50                  3.63                  3.00
$250,000 but less than $500,000                   2.60                  2.67                  2.25
$500,000 but less than $1 million                 2.00                  2.04                  1.75
$1 million and over                                .00**                 .00**                 .00***

*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by DIDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)  a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates into a DWS Investments IRA;

(n)  reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as "DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Class B Purchases. Class B shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds' Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.


As described in the prospectus, effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.


Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds' Prospectuses and SAI.


Institutional Class Purchases. Information on how to buy Institutional Class shares is set forth in the section entitled "Investing in the Fund" in the Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount maybe changed at any time in management's discretion.


To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Class S Purchases. Class S shares of the fund will generally not be available to new investors. Information on eligibility for purchasing Class S is set forth in the section entitled "Investing in the Fund" in the prospectus.

Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").

The following provisions apply to DWS Investments Flex Plans.

a. Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for Class A and C shares, (800) 730-1313 for Institutional Class shares and (800) 728-3337 for Class S shares for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.


Redemptions

The Fund may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)  redemptions  by   employer-sponsored   employee  benefit  plans  using  the
     subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled
     (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(f)  redemptions  of shares whose dealer of record at the time of the investment
     notifies  DIDI  that  the  dealer  waives  the   discretionary   commission
     applicable to such Large Order NAV Purchase; and

(g) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(j) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(l) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities. These securities will be chosen by the fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of certain other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shareholders who exchange their shares out of a DWS money market fund (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund) into Class A shares of certain other DWS funds, will generally be subject to the applicable sales charge.


Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call (800) 621-1048 for A; (800) 730-1313 for Institutional Class shares; and
(800) 728-3337 for S.


Shareholders may obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.


Class A to Class S in the Same Fund Exchange Privilege. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS

The Fund generally intends to distribute to its shareholders all or substantially all of its net investment income and net realized capital gains. However, if the Fund determines that it is in the interest of its shareholders, the Fund may retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will generally be treated as having received their share of such gains, but will then be able to claim a credit against their federal tax liability for the federal income tax the Fund pays on such gain. If the Fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute such amounts annually in December, and any additional distributions may be made at other times, if necessary. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount and pay any necessary Fund-level income and/or excise taxes. See "Taxes" below for more information.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which they were declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the higher distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions are generally taxable, whether made in shares of the Fund or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. Early each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, it does not address foreign, state or local taxes or the effects of possible changes in tax laws, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the Code, US Treasury Regulations, and other applicable authority as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership
(x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in (b) above. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year the Fund were not to qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions may be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in "Dividends" above, the Fund intends to distribute at least annually to shareholders all or substantially all of its net earnings, including investment company taxable income (which generally includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses) computed without regard to the dividends-paid deduction, and may distribute its net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses). Any investment company taxable income retained by the Fund will be subject to federal income tax at the Fund level at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains, in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed US tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its Capital Gain Dividend (as defined below), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing (i) at least 98% of the Fund's taxable ordinary income for the calendar year, (ii) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (iii) amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to excise tax on) a portion of its capital gain or other income if it appears to be in the Fund's interest. However, in any event, the Fund intends to comply with the minimum distribution requirements applicable to regulated investment companies under Subchapter M of the Code as described above.

Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against the Fund's net investment income. The Fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. The Fund's ability to use net capital losses to offset gains may be limited as a result of certain
(i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. See the Fund's most recent annual shareholder report for the Fund's available capital loss carryovers as of the end of its most recently ended fiscal year.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions derived from net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility on investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011.

Dividends-Received Deduction. In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds).

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for US federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described herein, even though, from an investment standpoint, it may constitute a partial return of capital. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund's shares below the shareholder's cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund's net asset value also reflects unrealized losses.

Transactions in Fund Shares. The sale, exchange or redemption of shares of the Fund will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed under the Code's "wash-sale" rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Effects of Certain Transactions.

Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options and Futures. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on US exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g. notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Book-Tax Differences. Certain of the Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between the Fund's book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax exempt income (if any), the Fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company that is accorded special tax treatment.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund will be treated as debt obligations that are issued with original issue discount ("OID"). OID on such a debt security - generally, the difference between its issue price and its stated principal amount - is considered to be interest income to the Fund and is included in taxable income over the term of the debt security, even though the Fund will not receive cash interest payments from the security until a later time, usually when the security matures. OID imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. Payment-in-kind securities held by the Fund will also give rise to income which is required to be distributed and is taxable even though the Fund receives no payments in cash on the securities during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its "revised issue price"). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Alternatively, the Fund may elect to accrue market discount currently. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having either OID or "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID which could affect the character and timing of recognition of income by the Fund.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions.

Certain Investments in REITs. The Fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or equity interests in taxable mortgage pools ("TMPs"). A Fund's investments in REIT equity securities may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in the October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income from a REIT (or other pass-through entity) that is attributable to the REIT's residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-US shareholder, will not qualify for any reduction in US federal withholding tax.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund would be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income." As noted above, dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Investments in Other RICs. If the Fund receives dividends from another investment company that qualifies as a regulated investment company, and the investment company designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Tax-Exempt Shareholders. Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund). Any investment in residual interests of a Collateralized Mortgage Obligation (a "CMO") that has elected to be treated as a REMIC likewise can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts ("CRTs") that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes "excess inclusion income," then the Fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Foreign Taxation. Foreign withholding or other foreign taxes may apply with respect to income received by the Fund (possibly including, in some cases, capital gains) on certain foreign investments. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions, for such foreign taxes.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain individual shareholders if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), (ii) the shareholder underreports dividend or interest income, or (iii) the shareholder has not certified to the Fund that withholding does not apply. The backup withholding rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-US Shareholders. Distributions properly designated as Capital Gain Dividends generally will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign shareholder") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund ("interest-related dividends"), and (ii) with respect to distributions (other than (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests ("USRPIs") as defined below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund ("short-term capital gain dividends"). If the Fund invests in a regulated investment company that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly designated when paid by the Fund to foreign persons. Depending on the circumstances, the Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. The Fund does not currently intend to make designations of interest-related dividends. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend these exemptions for taxable years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules would apply if the Fund were either a "US real property holding corporation" ("USRPHC") or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in US real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally will be subject to US tax withholding. In addition, such distributions may result in the foreign shareholder being required to file a US tax return and pay tax on the distributions at regular US federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), will vary depending upon the extent of the foreign shareholder's current and past ownership of the Fund. Absent legislation, after December 31, 2009, this "look-through" USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders will apply only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands.

In addition, if the Fund were a USRPHC or former USRPHC, it may be required to withhold US tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file US tax returns and pay any additional taxes due in connection with the redemption.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of the special exceptions referred to above. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Considerations. Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The US federal income tax discussion set forth above is for general information only. Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                           BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.


Independent Board Members



--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               125
(1950)                            Governing Council of the Independent Directors Council
Chairperson since 2009, and       (governance, executive committees); formerly: Project Leader,
Board Member since 1993           International Institute for Applied Systems Analysis
                                  (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                  (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            125
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               125
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(2) (medical technology company); Belo
                                  Corporation(2) (media company); Public Radio International;
                                  PRX, The Public Radio Exchange; The PBS Foundation; former
                                  Directorships: Boston Museum of Science; American Public
                                  Television; Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational Telecommunications; Committee for
                                  Economic Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           125
Board Member since 1987           Fellow, Center for Business Ethics, Bentley University;
                                  formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 20 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley
                                  University; Trustee, Southwest Florida Community Foundation
                                  (charitable organization); former Directorships: Investment
                                  Company Institute (audit, executive, nominating committees)
                                  and Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           125
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Adjunct Professor of Finance, NYU Stern School of Business            125
(1945)                            (September 2009-present; Clinical Professor from
Board Member since                1997-September 2009); Member, Finance Committee, Association
2001                              for Asian Studies (2002-present); Director, Mitsui Sumitomo
                                  Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         125
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    125
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             125
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); Director,
                                  CardioNet, Inc.(2) (2009-present) (health care); formerly:
                                  Executive Vice President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983 to 2004);
                                  Board Member, Investor Education (charitable organization)
                                  (2004-2005); Director, Viasys Health Care(2) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 20 open-end           125
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(2) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               125
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Business Leadership Council, Wellesley College; former
                                  Directorships: Service Source, Inc., Mutual Fund Directors
                                  Forum (2002-2004), American Bar Retirement Association
                                  (funding vehicle for retirement plans) (1987-1990 and
                                  1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         128
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------




Officers(4)

 Name, Year of Birth, Position    Business Experience and
 with the Trust and Length of     Directorships During the Past 5 Years
 Time Served(5)
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(6) (1965)       Managing Director(3), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(7) (1962)          Director(3), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(6) (1963)       Managing Director(3), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(7) (1962)       Managing Director(3), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Rita Rubin(8) (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
 Assistant Secretary,             formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
 2009-present                     Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General
                                  Counsel, UBS Global Asset Management (2001-2004)
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(7)                  Director(3), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (7)                   Director(3), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(7)               Director(3), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(3), Deutsche Asset Management
 Chief Compliance Officer,
 2006-present
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(3), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3)  Executive title, not a board directorship.

(4) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(5) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(6)  Address: 345 Park Avenue, New York, New York 10154.

(7)  Address: One Beacon Street, Boston, Massachusetts 02108.

(8)  Address: 280 Park Avenue, New York, New York 10017.




Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter: DWS Investments Distributors, Inc.

 Paul H. Schubert:                 Vice President
 Jason Vazquez:                    Vice President and AML Compliance Officer
 Caroline Pearson:                 Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2008, the Audit Committee of the Fund's Board held six (6) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of the Fund's Board held four (4) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Review
Committee of the Fund's Board held seven (7) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight
Committee of the Fund's Board held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth
C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the
Fixed-Income Oversight Committee of the Fund's Board held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The Marketing and Shareholder Services
Committee also considers matters relating to fund mergers and liquidations and the organization of new funds. The members of the Marketing and Shareholder
Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice
Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of the Fund's Board held four (4) meetings.


The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The
Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C.
Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the
Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine,
Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N.
Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held four (4) meetings and the Valuation Sub-Committee did not hold any meetings.


Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.


Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2008.


                                        Aggregate Compensation           Total Compensation
                                    from DWS Large Company Growth           from Fund and
  Name of Board Member                          Fund                     DWS Fund Complex(1)
  --------------------                          ----                     -------------------


  John W. Ballantine                            $459                            $237,500
  Henry P. Becton, Jr.(2)                     $3,755                            $246,000
  Dawn-Marie Driscoll(2)(3)                   $4,640                            $292,500
  Keith R. Fox(2)                             $3,514                            $229,500
  Paul K. Freeman                               $485                            $255,000
  Kenneth C. Froewiss                         $3,514                            $226,750
  Richard J. Herring(2)                       $3,755                            $240,000
  William McClayton (4)                         $475                            $257,500
  Rebecca W. Rimel(2)                         $3,514                            $233,500
  William N. Searcy, Jr.                      $3,755                            $238,000
  Jean Gleason Stromberg                      $3,514                            $225,500
  Robert H. Wadsworth                           $475                            $273,500


(1)  The DWS fund complex is composed of 136 funds as of December 31, 2008.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox,
     $2,000 for Dr. Herring and $8,000 for Ms. Rimel. These meeting fees were borne by the funds.

(3) Includes $70,000 in annual retainer fees received by Ms. Driscoll as Chairperson of DWS funds.

(4) Includes $15,000 paid to Mr. McClayton for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2008.

                                                                                  Aggregate Dollar Range of
                                            Dollar Range of Beneficial       Ownership in all Funds Overseen by
                                              Ownership in DWS Large                    Board Member
Board Member                                      Company Growth                in the DWS Fund Complex(1)
------------                                      --------------                --------------------------

Independent Board Member:
-------------------------


John W. Ballantine                                     None                                Over $100,000
Henry P. Becton, Jr.                                $1- $10,000                            Over $100,000
Dawn-Marie Driscoll                                 $1- $10,000                            Over $100,000
Keith R. Fox                                           None                                Over $100,000
Paul K. Freeman                                        None                                Over $100,000
Kenneth C. Froewiss                                    None                                Over $100,000
Richard J. Herring                                  $1- $10,000                            Over $100,000
William McClayton                                      None                                Over $100,000
Rebecca W. Rimel                                       None                                Over $100,000
William N. Searcy, Jr.                                 None                                Over $100,000
Jean Gleason Stromberg                                 None                                Over $100,000
Robert H. Wadsworth                                    None                                Over $100,000





(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2008. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).


                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned


As of November 3, 2009, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of November 3, 2009, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.


DWS Large Company Growth Fund
-----------------------------

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

DWS TRUST COMPANY TTEE                                        284,730.46                    21.56% of Class A
GOOD SAMARITAN MEDICAL CENTER
RETIREMENT SVGS PARTNERSHIP 403B PL
ATTN: ASSET RECON
SALEM NH  03079-1143

DWS TRUST COMPANY TTEE                                        206,743.14                    15.65% of Class A
GOOD SAMARITAN MEDICAL CENTER
RETIREMENT SVGS PARTNERSHIP 401A PL
ATTN: ASSET RECON
SALEM NH  03079-1143

WELLS FARGO INVESTMENTS LLC                                    6,525.29                      8.9% of Class B
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN  55402-2323

DWS TRUST COMPANY CUST                                         4,258.77                     5.81% of Class B
FOR THE IRA ROLLOVER OF
LYNN S ARAZNY
WHEATON IL  60189-6114

CITIGROUP GLOBAL MARKETS INC                                   3,710.44                     5.06% of Class B
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                                           30,053.52                    18.46% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

MLPF&S FOR THE SOLE BENEFIT OF                                 10,665.00                    6.55% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9E4R7
JACKSONVILLE FL  32246-6484

FIRST CLEARING LLC                                             8,174.19                     5.02% of Class C
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523

STATE STREET BANK & TRUST CO                                  206,410.16              52.84% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   98,911.04              25.32% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

NFS LLC FBO                                                    37,710.98              9.65% of Institutional Class
FIIOC AS AGENT FBO
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
COVINGTON KY  41015-1987

STATE STREET BANK & TRUST CO                                   29,563.03              7.57% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

DWS TRUST COMPANY TTEE OF THE                                 413,748.25                    6.05% of Class S
UCB INC 401K PFT/SHR/PLN
ATTN SUE NAPOLITANO
ATTN: ASSET RECON
SALEM NH  03079-1143


Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

Organizational Description. The Fund is a series of DWS Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Trust was changed, effective March 6, 1991 from Scudder Growth and Income Fund, and on June 10, 1998 from Scudder Investment Trust.

The Trustees of the Trust have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectuses. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C Class S and Institutional Class shares are offered by the Fund.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive- or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when the Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate the Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES


The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI.


You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments of DWS Large Company Growth Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated July 31, 2009, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS Large Company Growth Fund are:

Class A:                   23338J822

Class B:                   23338J814

Class C:                   23338J798

Institutional Class:       23338J756

Class S:                   23338J-772

The Fund has a fiscal year end of July 31.

The Fund's prospectus and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington D.C.



                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

_____________________

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES

1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

_____________________

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

_____________________

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses.

         -        Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -        The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -        The shareholder meeting date;

         -        A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder;

         -        Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -        Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.


Attachment A - Global Proxy Voting Guidelines







                            Deutsche Asset Management

                         Global Proxy Voting Guidelines



                             As Amended October 2008


                                [GRAPHIC OMITTED]
Table of contents

I        Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on

                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on

                  Multiple Boards

         J        Proposals to Establish Audit Committees

II       Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

III      Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

IV       Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

V        Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

VI       Mergers & Acquisitions

VII      Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

VIII     Environmental Issues

IX       Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting


These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J. Proposals to Establish Audit Committees (For FFT and U.S. Securities) AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o directly align the interests of members of management boards with those of shareholders;

o establish challenging performance criteria to reward only above average performance;

o measure performance by total shareholder return in relation to the market or a range of comparable companies;

o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                                     PART C.

                                OTHER INFORMATION

                              DWS INVESTMENT TRUST

Item 28.        Exhibits
--------        --------

                (a)         (1)              Amended and Restated Declaration of Trust of DWS Investment Trust
                                             dated June 2, 2008. (Incorporated by reference to Post-Effective
                                             Amendment No. 171 to the Registration Statement, as filed on January
                                             28, 2009.)

                (a)         (2)              Amended and Restated Establishment and Designation of Series and
                                             Classes of Shares of Beneficial Interest, dated January 23, 2009.
                                             (Incorporated by reference to Post-Effective Amendment No. 172 to the Registration Statement, as filed on April 30, 2009.)

                (b)         (1)              By-Laws of DWS Investment Trust, dated as of April 1, 2008.
                                             (Incorporated by reference to Post-Effective Amendment No. 170 to the Registration Statement, as filed on November 26, 2008.)

                (c)                          Incorporated by reference to (a)(1) above.

                (d)         (1)              Investment Management Agreement between the Registrant, on behalf of
                                             DWS Capital Growth Fund, DWS Growth & Income Fund, DWS Large Company
                                             Growth Fund, DWS Small Cap Core Fund and DWS S&P 500 Index Fund and
                                             Deutsche Investment Management Americas Inc., dated June 1, 2006
                                             (July 1, 2006 for DWS S&P 500 Index Fund). (Incorporated by
                                             reference to Post-Effective Amendment No. 158 to the Registration
                                             Statement, as filed on November 28, 2006.)

                (e)         (1)              Underwriting Agreement between the Registrant and Scudder
                                             Distributors, Inc., dated September 30, 2002.  (Incorporated by reference to Post-Effective Amendment No. 139 to the Registration
                                             Statement, as filed on May 1, 2003.)

                            (2)              Underwriting and Distribution Services Agreement between the
                                             Registrant and Scudder Distributors, Inc., dated April 5, 2002 with respect to Class A, B, C and I shares. (Incorporated by reference to
                                             Post-Effective Amendment No.144 to the Registration Statement as
                                             filed on April 29, 2004.)

                (f)                          Inapplicable.

                (g)         (1)              Master Custodian Agreement between the Registrant and State Street
                                             Bank and Trust Company dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 171 to the Registration
                                             Statement, as filed on January 28, 2009.)



                                       3

                (h)         (1)              Agency Agreement between DWS Investment Trust and DWS Scudder
                                             Investments Service Company dated April 7, 2007. (Incorporated by reference to Post-Effective Amendment No.164 to the Registration
                                             Statement as filed on May 1, 2007.)

                            (2)              Shareholder Services Agreement between the Registrant (on behalf of
                                             Scudder Capital Growth Fund, Scudder Dividend & Growth Fund, Scudder
                                             Growth and Income Fund, Scudder Large Company Growth Fund, Scudder
                                             S&P 500 Index Fund, and Scudder Small Company Stock Fund) and Kemper
                                             Distributors, Inc., dated November 13, 2000.  (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration
                                             Statement, as filed on December 29, 2000.)

                            (3)              Shareholder Services Agreement For Class A, Class B and Class C
                                             Shares between the Registrant and Scudder Distributors, Inc., dated
                                             April 5, 2002.  (Incorporated by reference to Post-Effective
                                             Amendment No. 139 to the Registration Statement, as filed on May 1,
                                             2003.)

                            (4)              Letter of Indemnity to the Scudder Funds dated October 13, 2004.
                                             (Incorporated by reference to Post-Effective Amendment No.155 to the
                                             Registration Statement as filed on December 2, 2005.)

                            (5)              Letter of Indemnity to the Scudder Funds dated October 13, 2004.
                                             (Incorporated by reference to Post-Effective Amendment No.155 to the
                                             Registration Statement as filed on December 2, 2005.)

                            (6)              Letter of Indemnity to the Independent Trustees dated October 13,
                                             2004.  (Incorporated by reference to Post-Effective Amendment No.155 to the Registration Statement as filed on December 2, 2005.)

                            (7)              Amended and Restated Administrative Services Agreement between DWS
                                             Investment Trust and Deutsche Investment Management Americas Inc.,
                                             dated October 1, 2008. (Incorporated by reference to Post-Effective
                                             Amendment No. 171 to the Registration Statement, as filed on January
                                             28, 2009.)

                            (8)              Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between
                                             DWS Scudder Distributors, Inc. and certain financial intermediaries is filed herein.

                            (9)              Form of Expense Limitation Agreement, dated October 1, 2007, between the Registrant and Deutsche Investment Management Americas Inc. is
                                             filed herein.

                (i)                          Inapplicable.

                (j)                          Consent of Independent Registered Public Accounting firm is filed herein.

                (k)                          Inapplicable.

                (l)                          Inapplicable.



                                       4

                (m)         (1)              Rule 12b-1 Plan for Scudder Capital Growth Fund Class A, B and C
                                             Shares, dated December 29, 2000.  (Incorporated by reference to
                                             Post-Effective Amendment No. 124 to the Registration Statement, as
                                             filed on December 29, 2000.)

                            (2)              Rule 12b-1 Plan for Scudder Growth and Income Fund Class B and C
                                             Shares, dated December 29, 2000.  (Incorporated by reference to
                                             Post-Effective Amendment No. 124 to the Registration Statement, as
                                             filed on December 29, 2000.)

                            (3)              Rule 12b-1 Plan for Scudder Large Company Growth Fund Class B and C
                                             Shares, dated December 29, 2000.  (Incorporated by reference to
                                             Post-Effective Amendment No. 124 to the Registration Statement, as
                                             filed on December 29, 2000.)

                            (4)              Rule 12b-1 Plan for Scudder Small Company Stock Fund Class A, B and
                                             C Shares, dated December 29, 2000.  (Incorporated by reference to
                                             Post-Effective Amendment No. 124 to the Registration Statement, as
                                             filed on December 29, 2000.)

                            (5)              Rule 12b-1 Plan for Scudder Capital Growth Fund Class R Shares,
                                             dated October 1, 2003.  (Incorporated by reference to Post-Effective
                                             Amendment No. 141 to the Registration Statement, as filed on October
                                             1, 2003.)

                            (6)              Rule 12b-1 Plan for Scudder S&P 500 Index Fund Class A, B and C
                                             Shares, dated December 14, 2004. (Incorporated by reference to
                                             Post-Effective Amendment No. 151 to the Registration Statement, as
                                             filed on February 15, 2005.)

                (n)         (1)              Amended and Restated Multi-Distribution System Plan with respect to
                                             DWS Investment Trust, pursuant to Rule 18f-3, dated March 11, 2009.
                                             (Incorporated by reference to Post-Effective Amendment No. 172 to the Registration Statement, as filed on April 30, 2009.)

                (p)         (1)              Code of Ethics for Deutsche Asset Management - U.S., dated January
                                             1, 2009. (Incorporated by reference to Post-Effective Amendment No.
                                             172 to the Registration Statement, as filed on April 30, 2009.)

                            (2)              The Code of Ethics of Northern Trust Investments, N.A. dated August
                                             2007.  (Incorporated by reference to Post-Effective Amendment No.
                                             172 to the Registration Statement, as filed on April 30, 2009.)

Item 29.          Persons Controlled by or under Common Control with Fund
--------          -------------------------------------------------------

                  None

Item 30.          Indemnification
--------          ---------------

                  Article IV of the Registrant's Amended and Restated Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.


Item 31.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 32.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Investments Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Investments Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

          Michael J. Woods               Director, Chairman of the Board, CEO     None
          345 Park Avenue                and President
          New York, NY 10154

          Michael Colon                  Director                                 None
          345 Park Avenue
          New York, NY 10154

          Matthew Eisenhardt             Chief Operating Officer                  None
          222 South Riverside Plaza
          Chicago, IL 60606

          Cliff Goldstein                Chief Financial Officer and Treasurer    None
          100 Plaza One
          Jersey City, NJ 07311

          Paul Schubert                  Vice President                           Chief Financial Officer
          345 Park Avenue                                                         and Treasurer
          New York, NY 10154

          Donna White                    Chief Compliance Officer                 None
          280 Park Avenue
          New York, NY 10017



                                       8

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

          Jason Vazquez                  Vice President and AML Compliance        Anti-Money Laundering
          280 Park Avenue                Officer                                  Compliance Officer
          New York, NY 10017

          Caroline Pearson               Secretary                                Assistant Secretary
          One Beacon Street
          Boston, MA 02108

          Philip J. Collora              Assistant Secretary                      None
          222 South Riverside Plaza
          Chicago, IL 60606

          Patricia DeFilippis            Assistant Secretary                      None
          280 Park Avenue
          New York, NY 10017

          Anjie LaRocca                  Assistant Secretary                      None
          280 Park Avenue
          New York, NY 10017

         (c)      Not applicable


Item 33.          Location of Accounts and Records
--------          --------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154 and Northern Trust Investments, N.A., 50 South La Salle Street, Chicago, IL 60675. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Records relating to the duties of the Registrant's transfer agents are maintained by DWS Investments Service Company, 210 West 10th Street, Kansas City, Missouri 64105-1614, or at the offices of DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, the sub-transfer agent for the Registrant.

Item 34.          Management Services
--------          -------------------

                  Inapplicable.

Item 35.          Undertakings
--------          ------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 16th day of November 2009.

                                               DWS INVESTMENT TRUST

                                                By:  /s/Michael G. Clark
                                                    -------------------------
                                                    Michael G. Clark*

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Michael G. Clark
 -------------------------------------
 Michael G. Clark*                          President                                    November 16, 2009

 /S/Paul H. Schubert
 -------------------------------------
 Paul H. Schubert                           Chief Financial Officer and Treasurer        November 16, 2009

 /s/John W. Ballantine
 -------------------------------------
 John W. Ballantine*                        Trustee                                      November 16, 2009

 /s/Henry P. Becton, Jr.
 -------------------------------------
 Henry P. Becton, Jr.*                      Trustee                                      November 16, 2009

  /s/Dawn-Marie Driscoll
 -------------------------------------
 Dawn-Marie Driscoll*                       Trustee                                      November 16, 2009

 /s/Keith R. Fox
 -------------------------------------
 Keith R. Fox*                              Trustee                                      November 16, 2009

 /s/Paul K. Freeman
 -------------------------------------
 Paul K. Freeman*                           Chairperson and Trustee                      November 16, 2009

 /s/Kenneth C. Froewiss
 -------------------------------------
 Kenneth C. Froewiss*                       Trustee                                      November 16, 2009

 /s/Richard J. Herring
 -------------------------------------
 Richard J. Herring*                        Trustee                                      November 16, 2009

 /s/William McClayton
 -------------------------------------
 William McClayton*                         Trustee                                      November 16, 2009

 /s/Rebecca W. Rimel
 -------------------------------------
 Rebecca W. Rimel*                          Trustee                                      November 16, 2009

 /s/William N. Searcy, Jr.
 -------------------------------------
 William N. Searcy, Jr.*                    Trustee                                      November 16, 2009




 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Jean Gleason Stromberg
 -------------------------------------
 Jean Gleason Stromberg*                    Trustee                                      November 16, 2009

 /s/Robert H. Wadsworth
 -------------------------------------
 Robert H. Wadsworth*                       Trustee                                      November 16, 2009

 /s/Axel Schwarzer
 -------------------------------------
 Axel Schwarzer*                            Trustee                                      November 16, 2009


*By:    /s/Caroline Pearson
        ------------------------------
         Caroline Pearson**
         Assistant Secretary


** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 168 to the Registration Statement as filed on April 29, 2008; and as filed on October 1, 2008 in Post-Effective Amendment No. 169 to the Registration Statement.

                                                               File No. 02-13628
                                                              File No. 811-00043



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                        POST-EFFECTIVE AMENDMENT NO. 174
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 124
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                              DWS INVESTMENT TRUST

                              DWS INVESTMENT TRUST

                                  EXHIBIT INDEX
                                  -------------

                                     (h)(8)
                                     (h)(9)
                                       (j)




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